UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of report December 12, 2000



                        BOUNCEBACKTECHNOLOGIES.COM, INC.

Minnesota                          0-22242                      41-0950482
(State of other           (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

            707 Bienville Boulevard, Ocean Springs, Mississippi 39564
                     (Address of Principal Executive Office)


Registrant's telephone number, including area code   (228) 872-5558

Item 4. Changes in Registrant's Certifying Accountant


On December 7, 2000, Bouncebacktechnologies.com, Inc. signed an engagement letter with Ciro E. Adams, CPA to perform the audit of its consolidated financial statements for fiscal year ending September 30, 2000.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



BounceBackTechnologies.com, Inc.

December 12, 2000



                                       /s/ John J. Pilger
                                       ----------------------------
                                       John J. Pilger
                                       Chief Executive Office


                                       /s/ Noreen Pollman
                                       ---------------------------
                                       Noreen Pollman
                                       Secretary